SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2004 (March 26, 2004)

HARKEN ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10262	95-2841597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

580 WestLake Park Boulevard, Suite 600 Houston, Texas		77079
(Address of principal executive offices)		(ZIP Code)

Registrant’s telephone number, including area code: (281) 504-4000

Former Name or Former Address, if Changed Since Last Report: Not applicable

Item 7. Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number		Description
99.1	—	Press Release, dated March 26, 2004, issued by Harken Energy Corporation.

Item 12. Results of Operations and Financial Condition

On March 26, 2004, Harken Energy Corporation issued a press release announcing its financial results for the year ended December 31, 2003. A copy of this press release is attached as Exhibit 99.1 to this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 26, 2004

Harken Energy Corporation

By:	/s/ Elmer A. Johnston
Elmer A. Johnston
Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number		Description
99.1	—	Press Release, dated March 26, 2004, issued by Harken Energy Corporation.